EXHIBIT 32.1
Certification Pursuant to
18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of AHPC Holdings, Inc. (the “Company”) for the quarter ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Alan E. Zeffer, as Chief Executive Officer of the Company, and Deborah J. Bills, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1)     the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
            (2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Alan E. Zeffer         _____________
Name:  Alan E. Zeffer
Title:     Chief Executive Officer
Date:    May 15, 2006
/s/ Deborah J. Bills_________________
Name:  Deborah J. Bills
Title:     Chief Financial Officer
Date:    May 15, 2006
This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.